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                                                                 Exhibit 10(b)
                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of August 2, 1999 (this "Amendment"), is among MYERS INDUSTRIES, INC., an Ohio corporation (the "Company"), the foreign subsidiary borrowers party hereto (the "Foreign Subsidiary Borrowers", and together with the Company, the "Borrowers", the lenders party hereto (collectively, the "Lenders") and BANK ONE, MICHIGAN, formerly known as NBD Bank, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS
                                   --------
         A. The Borrowers, the Agent and the Lenders are parties to a Loan Agreement dated as of February 3, 1999 (as now and hereafter amended, the "Loan Agreement").

         B. The Borrowers desire to amend the Loan Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                     TERMS
                                     -----
         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

         ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth
                    ----------
in Article III hereof, the Loan Agreement shall be amended as follows:

         1.1 The text (exclusive of exhibits and schedules) of the Loan Agreement is amended to read in its entirety as shown on Annex I attached hereto.

         1.2 Schedules 1.1(a), 1.1(b) and 6.14 and the Pricing Schedule on Exhibit A to the Loan Agreement are replaced with Schedules 1.1(a), 1.1(b)and
6.14 and the Pricing Schedule attached as Exhibit A hereto, respectively.



         ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to
                     ---------------
the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of each Borrower enforceable against each in accordance with the terms hereof.

         2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.



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         2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.



         ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not
                      ---------------------------
become effective until each of the following conditions is satisfied:

         3.1 The Borrowers and the Lenders shall have signed this Amendment.

         3.2 The Borrowers and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

         3.3 The Company shall have delivered all of the Dillen Acquisition Documents to the Agent, which shall be in form and substance satisfactory to the Agent.

         3.4 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

         ARTICLE IV. MISCELLANEOUS.
                     -------------
         4.1 The Company agrees to pay the Agent on the First Amendment Effective Date, for the benefit of the appropriate Lender, the fees set forth in a separate fee letter dated the date hereof.

         4.2 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

         4.3 Except as expressly amended hereby, the Company and each Guarantor agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

         4.4 Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.


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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                                        MYERS INDUSTRIES, INC

                                        By:___________________________

                                        Print Name:___________________

                                        Title:________________________







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                                       FOREIGN SUBSIDIARY BORROWERS:

                                       MYERS AE, SA

                                       By:_________________________________

                                       Print Name:_________________________

                                       Title:______________________________


                                       MYELin International Finance, SA

                                       By:_________________________________

                                       Print Name:_________________________

                                       Title:______________________________




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                                     BANK ONE, MICHIGAN, as Agent and as a
                                     Lender

                                     By:__________________________________

                                     Print Name:__________________________

                                     Title:_______________________________


                                     FIRST CHICAGO NBD BANK, CANADA, as the
                                     Affiliate designated by Bank One, Michigan to make Multicurrency Loans to the Canadian Borrower on its behalf


                                     By:___________________________________

                                     Print Name:___________________________

                                     Title:________________________________






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                                     SOCIETE GENERALE NEW YORK BRANCH

                                     By:___________________________________

                                     Print Name:___________________________

                                     Title:________________________________






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                                     KEYBANK NATIONAL ASSOCIATION

                                     By:_________________________________

                                     Print Name:_________________________

                                     Title:______________________________





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                                     THE CHASE MANHATTAN BANK

                                     By:_________________________________

                                     Print Name:_________________________

                                     Title:______________________________






                                     -8-

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                                     MELLON BANK, N.A.

                                     By:_______________________________

                                     Print Name:_______________________

                                     Title:____________________________







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                                     NATIONAL CITY BANK

                                     By:_______________________________

                                     Print Name:_______________________

                                     Title:____________________________







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                                     STAR BANK, N.A.

                                     By:______________________________

                                     Print Name:______________________

                                     Title:___________________________






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                                     HARRIS TRUST AND SAVINGS BANK

                                     By:________________________________

                                     Print Name:________________________

                                     Title:_____________________________






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                                     FIRSTMERIT BANK, N.A.

                                     By:________________________________

                                     Print Name:________________________

                                     Title:_____________________________






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                                     FIFTH THIRD NATIONAL BANK

                                     By:_______________________________

                                     Print Name:_______________________

                                     Title:____________________________






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                                     DEN DANSKE BANK

                                     By:_______________________________

                                     Print Name:_______________________

                                     Title:____________________________






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                                     COMERICA BANK

                                     By:________________________________

                                     Print Name:________________________

                                     Title:_____________________________







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                             CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

         (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Security Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and

         (c) acknowledges that its consent and agreement hereto is a condition to the Banks' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                               BUCKHORN, INC.


                               By: ___________________________________

                                   Its: ______________________________


                               AMERI-KART CORP.


                               By: ___________________________________

                                   Its: ______________________________


                               BUCKHORN RUBBER PRODUCTS, INC.

                               By: ___________________________________

                                   Its: ______________________________


                               PATCH RUBBER COMPANY

                               By: ___________________________________

                                   Its: ______________________________





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